Neurotrope Bioscience, Inc.

Common

CERTIFICATE

No. SPECIMEN

For *SPECIMEN* Shares

Issued to

*SPECIMEN*

Dated 20

From whom transferred

Original Issue

Dated 20

| No. Original Certificate | No. Original Shares | No. of Shares Transferred |
|---|---|---|
| | | |

Received Certificate SPECIMEN

For *SPECIMEN* Shares

this day of 20

*SPECIMEN*

RESTRICTED SECURITIES

SEE REVERSE SIDE

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SPECIMEN

No. SPECIMEN

*SPECIMEN* Shares

**Neurotrope Bioscience, Inc.**

This Certifies that *SPECIMEN* is the owner of *SPECIMEN* Common Shares of the Capital Stock of

Neurotrope Bioscience, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this day of A.D. 20

President or Vice President

Secretary or Assistant Secretary

Shares SPECIMEN Each

No. 196.

CERTIFICATE

No.

For Shares

Issued to

Dated 20

FROM WHOM TRANSFERRED

Dated 20

| No. Original Certificate | No. Original Shares | No. of Shares Transferred |
| --- | --- | --- |

Received Certificate No.

For Shares

this day of 20

104778646v.2

*SPECIMEN*

No.

Common

of

Neurotrope Bioscience, Inc.

***
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

***
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

THIS CERTIFIES THAT ______ is the owner of ______ Shares of the Capital Stock of

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of ______ A.D. 20

ISSUED TO

*SPECIMEN*

DATE

SHARES EACH